UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Invitation to the Annual General Meeting of Chubb Limited

Thursday, May 18, 2017, 2:45 p.m. Central European Time (doors open at 2:30 p.m. Central European Time) at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland

AGENDA ITEMS

ITEM 1

Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2016

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2016.

ITEM 2

Allocation of disposable profit and distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Item 2.1	Allocation of disposable profit

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone financial statements) be carried forward. The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2016.

(in millions of Swiss francs)
Balance brought forward	7,490
Profit for the year	1,392
Attribution to reserve for treasury shares	402

Balance carried forward	9,284

Item 2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors proposes:

(a)	that an aggregate amount equal to CHF 2,000,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)	to distribute a dividend to the shareholders up to an aggregate amount totaling USD 2.84 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board of Directors in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2018 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.

ITEM 3

Discharge of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended December 31, 2016.

ITEM 4

Election of auditors

Item 4.1	Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2017.

Item 4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Item 4.3	Election of BDO AG (Zurich) as special audit firm

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect BDO AG, Fabrikstrasse 50, CH-8031 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.

ITEM 5

Election of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.

Item 5.1	Reelection of Evan G. Greenberg

Item 5.2	Reelection of Robert M. Hernandez

Item 5.3	Reelection of Michael G. Atieh

Item 5.4	Reelection of Sheila P. Burke

Item 5.5	Reelection of James I. Cash

Item 5.6	Reelection of Mary Cirillo

Item 5.7	Reelection of Michael P. Connors

Item 5.8	Reelection of John A. Edwardson

Item 5.9	Reelection of Leo F. Mullin

Item 5.10	Reelection of Kimberly A. Ross

Item 5.11	Reelection of Robert W. Scully

Item 5.12	Reelection of Eugene B. Shanks, Jr.

Item 5.13	Reelection of Theodore E. Shasta

Item 5.14	Reelection of David H. Sidwell

Item 5.15	Reelection of Olivier Steimer

Item 5.16	Reelection of James M. Zimmerman

ITEM 6

Election of the Chairman of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.

ITEM 7

Election of the Compensation Committee of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, Mary Cirillo, Robert M. Hernandez, Robert W. Scully and James M. Zimmerman individually as members of the Compensation Committee until our next annual general meeting.

Item 7.1	Reelection of Michael P. Connors

Item 7.2	Reelection of Mary Cirillo

Item 7.3	Reelection of Robert M. Hernandez

Item 7.4	Reelection of Robert W. Scully

Item 7.5	Reelection of James M. Zimmerman

ITEM 8

Election of Homburger AG as independent proxy

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.

ITEM 9

Approval of Amended and Restated Chubb Limited Employee Stock Purchase Plan

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve the amended and restated Chubb Limited Employee Stock Purchase Plan (ESPP) that is set forth in its entirety in Annex A to the proxy statement relating to our 2017 Annual General Meeting.

ITEM 10

Approval of the maximum compensation of the Board of Directors and Executive Management

Item 10.1	Compensation of the Board of Directors until the next annual general meeting

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve a maximum total of USD 5.1 million in aggregate compensation for the members of the Board of Directors until the 2018 annual general meeting.

Item 10.2	Compensation of Executive Management for the next calendar year

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve a maximum total of USD 41 million in aggregate compensation for the members of Executive Management for the next calendar year (2018).

ITEM 11

Advisory vote to approve executive compensation under U.S. securities law requirements

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2016, including the Compensation Discussion & Analysis, compensation tables and related material disclosed in the proxy statement relating to our 2017 Annual General Meeting.

ITEM 12

Advisory vote on the frequency of the submission of the advisory vote to approve executive compensation under U.S. securities law requirements

PROPOSAL OF THE BOARD OF DIRECTORS

Our Board of Directors is asking shareholders to approve, on an advisory basis, how frequently we should seek from shareholders the advisory vote on the compensation paid to the Company’s named executive officers under U.S. securities law requirements.

ORGANIZATIONAL MATTERS

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 27, 2017 received an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares received the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.

In order to attend the Annual General Meeting in person, shareholders of record must bring their admission ticket (which may be obtained as described below) and government-issued identification such as a driver’s license or passport. A shareholder may also appoint another person to represent him or her at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification, and an admission ticket to the Annual General Meeting.

Beneficial owners who wish to vote in person at the Annual General Meeting must obtain a signed proxy from their broker, bank, nominee or other custodian that authorizes them to vote the shares held by their broker, bank, nominee or other custodian on their behalf. In addition, they must bring to the Annual General Meeting an admission ticket and government-issued identification.

Beneficial owners who have not obtained a proxy from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.

Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association.

To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (441) 299-9283, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 17 Woodbourne Avenue, Hamilton HM08, Bermuda) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of their Notice. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that they are the beneficial owner of the shares. To allow time for processing, please submit requests for admission tickets by May 11, 2017. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.

The Company reserves the right to deny admission to the Annual General Meeting to any shareholder that does not present a valid admission ticket, government issued identification or any other required document described in this section.

Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 27, 2017 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 27, 2017 but on or before May 5, 2017 and wish to vote those shares at the Annual General Meeting will need to obtain a proxy for identification purposes from the registered voting rights record holder of those shares as of the record date of the Annual General Meeting to vote their shares in person at the Annual General Meeting. They may also obtain the proxy materials by contacting Investor Relations by telephone at +1 (441) 299-9283 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 5, 2017 are not entitled to vote those shares at the Annual General Meeting.

Granting of proxy to the independent proxy

If you are a shareholder of record and do not wish to attend the Annual General Meeting, you have the right to grant your voting proxy directly to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically).

Proxies granted to the independent proxy must be received no later than 6:00 p.m. Central European Time (12:00 noon Eastern Daylight Time) on May 17, 2017.

Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies.

By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in favor of each agenda item as proposed by the Board of Directors. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.

Admission office

The admission office opens on the day of the Annual General Meeting at 2:30 p.m. Central European Time. Shareholders of record attending the meeting are required to present the proof of admission described above in “Admission to the Annual General Meeting” at the entrance.

2017 Proxy Statement and 2016 Annual Report of Chubb Limited

Chubb Limited’s proxy statement relating to the Annual General Meeting, which includes further explanations of the agenda items described above (including a full text of the ESPP), and Chubb Limited’s 2016 Annual Report, which contains the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, the statutory auditor’s report, as well as additionally required Swiss disclosures, are available on the Company’s website in the Investor Information section at http://investors.chubb.com/investor-relations/shareholder-resources/shareholder-meeting-materials/default.aspx. Copies of these documents may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (441) 299-9283 or via e-mail at investorrelations@chubb.com. Copies may also be obtained without charge by contacting Chubb Limited Investor Relations, or may be physically inspected, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.

Zurich, April 24, 2017

By Order of the Board of Directors,

Joseph F. Wayland

Executive Vice President, General Counsel and Secretary